--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  FEBRUARY 28, 2002


                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO OF RICHIE FREEMAN]


     RICHIE FREEMAN
       PORTFOLIO MANAGER


 [GRAPHIC]
         Classic Series

 Semi-Annual Report . February 28, 2002

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 26 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index.

      FUND FACTS

      FUND INCEPTION
      -----------------
      October 24, 1983

      MANAGER TENURE
      -----------------
      18 Years

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      26 Years

          CLASS A  CLASS B CLASS L
----------------------------------
NASDAQ    SHRAX     SAGBX   SAGCX
----------------------------------
INCEPTION 10/24/83 11/6/92 5/13/93
----------------------------------

Average Annual Total Returns as of February 28, 2002*

                                    Without Sales Charges/(1)/
                                    Class A  Class B  Class L
                  --------------------------------------------
                  Six-Month+         (8.19)%  (8.56)%  (8.54)%
                  --------------------------------------------
                  One-Year          (13.16)  (13.87)  (13.81)
                  --------------------------------------------
                  Five-Year          21.69    20.70    20.76
                  --------------------------------------------
                  Ten-Year           16.90      N/A      N/A
                  --------------------------------------------
                  Since Inception++  15.92    18.34    19.16
                  --------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A  Class B  Class L
                  --------------------------------------------
                  Six-Month+        (12.78)% (13.13)% (10.36)%
                  --------------------------------------------
                  One-Year          (17.50)  (18.18)  (15.52)
                  --------------------------------------------
                  Five-Year          20.45    20.61    20.52
                  --------------------------------------------
                  Ten-Year           16.30      N/A      N/A
                  --------------------------------------------
                  Since Inception++  15.60    18.34    19.02
                  --------------------------------------------

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++Inception dates for Class A, B and L shares are October 24, 1983, November 6,
  1992 and May 13, 1993, respectively.


What's Inside

                    Your Investment in the Smith Barney
                     Aggressive Growth Fund............  1
                    Letter to Our Shareholders.........  2
                    Fund at a Glance...................  5
                    Historical Performance.............  6
                    Growth of $10,000..................  9
                    Schedule of Investments............ 10
                    Statement of Assets and Liabilities 13
                    Statement of Operations............ 14
                    Statements of Changes in Net Assets 15
                    Notes to Financial Statements...... 16
                    Financial Highlights............... 20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY AGGRESSIVE GROWTH FUND

For over 18 years, the Smith Barney Aggressive Growth Fund has delivered overall long-term growth by carefully scanning the investment landscape to find innovative companies in dynamic industries. Seasoned portfolio manager Richie Freeman looks for companies that exhibit three significant features:

[GRAPHIC]-- Potential for Significant Earnings Growth
            Richie seeks out dynamic businesses with the capability for extraordinary growth. Many are currently found in expanding industries such as biotechnology and telecommunications.

[GRAPHIC]-- Dedicated and Effective Management
            Richie looks to invest in those companies where managers have an ownership stake. In his view, a personal equity stake is an added motivation for management to do well.

[GRAPHIC]-- Unrecognized Values
            Richie's research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. And while no guarantees can be given, Richie thinks this lack of coverage often creates pricing inefficiencies.

[GRAPHIC]-- A Distinguished History of Managing Your Serious Money
            Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney & Co. with the global reach of its parent, Citigroup.

            At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.




    1 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

We herein provide the semi-annual report for the Smith Barney Aggressive Growth Fund Inc. ("Fund") for the period ended February 28, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended February 28, 2002, the Fund's Class A shares, without sales charges returned negative 8.19%. During the same period, the Russell 2500 Growth Index ("Russell 2500 Growth")/1/ and the Lipper Multi-Cap Growth Funds Average/2/ returned negative 4.63% and negative 7.15%, respectively.

Investment Strategy
The Fund seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index ("S&P 500")./3/

Since the Fund's inception in 1983, we have employed a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality management works to build dynamic, financially strong companies.

We focus on small- and mid-cap companies with the potential to become large-cap companies. We like to see management own a meaningful equity stake in the company. We also look for strong, predictable cash flows and products that we believe will enable companies to become leaders in their respective fields.

We tend to let our winners ride. We will generally sell a stock when the original premise for buying it has changed dramatically or when we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is one of the most important determinations a portfolio manager can make.

Market Overview
Few times in one's life can we say that, because of some external event, our lives will never be the same. September 11th was just such an event. Few of us will take our security for granted again. The strong, outgoing feelings of patriotism, which were spontaneously displayed immediately following that day, have remained. Once again, the resilience of this country's people and of the nation's economy have been displayed. Predictions calling for a more lasting economic slump and a corresponding protracted period of stock market weakness failed to materialize. It is important to realize that the U.S. had already been in a recession since early 2001, and in a bear market that can be dated back to early 2000. At the time, we viewed the tragic events of September as representing the terminal capitulation event of the bear market, which would lead to an improving stock market and, eventually, the end of the recession.

--------
1The Russell 2500 Growth is a broad-based unmanaged index, which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock divided by its net asset value.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2The Lipper Multi-Cap Growth Funds Average consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.
3The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


    2 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

In our Annual Report shareholder letter dated October 3, 2001, we wrote the following:

    Even though the stock market has just witnessed one of the sharpest bear markets of the post-war period, we believe the market's continued weakness has created some new opportunities for long-term investors. While much has already been written comparing September's terrorist attack to other crises in American history and how the market reacted to them, we find no period really comparable to the present one. There are historical similarities, however, as far as the overall technical condition of the stock market and the undervaluation that has now been created by the extreme degree of intense selling. Investors and professional money managers have become quite bearish following the year-and-a-half decline. From a contrary standpoint, this can be considered quite positive. The rationale for this is that if many people are now negative towards equities, they have already raised their cash reserves that can be used to redeploy into the market when the uncertainty diminishes. In fact, the level of money currently held in short-term money market accounts as a percent of the overall value of the stock market is at a multi-year high.

Throughout 2001, the U.S. Federal Reserve Board ("Fed") pursued an extremely accommodative monetary policy. Key short-term interest rates were lowered dramatically and the Fed provided an almost unprecedented degree of reserve creation to ease the impact of the slowing economy and, subsequently, to mitigate possible effects on business from the September tragedy. Historically, such a large increase in the nation's money supply has had a very positive impact on equities within a six- to nine-month period. The severe profits recession however, combined with the terrorist attacks, led to another year of decline for most stock market averages. The last time that the stock market sustained two consecutive down years was back in 1973-1974.

Stock markets are traditionally considered forward-looking -- they have been able to discount future economic trends many months in advance. It is not surprising then, that the economy started to show a bottoming early in 2002, with outright positive indicators shown in February. In our opinion, sustained improvement in the markets will require a continued feeling of improved security among the American people, and an end to the severe profits recession that the U.S. has been mired in since 2000.

Fund Update
While volatility will likely continue in financial markets, we are hopeful September's stock market lows will not be revisited. We believe that to "get 2002 right" a portfolio should own as many companies as possible that a manager believes can at least meet, and hopefully beat, earnings expectations. Over short-term periods of time though, we understand that factors other than earnings may influence stock prices, such as rumors, changes in sector leadership and investment fads. To paraphrase Warren Buffet, "in the short term the market can be a voting machine but in the long term it is a weighing machine." Since the Fund's inception in 1983, we have always worked to try to gauge the "company's weight" rather than the short-term swing factors of an investment. The scale we regularly use tries to gauge a company's earnings and/or cash flow prospects, looking out over a three-year period. We have not been averse to buying a company while still unprofitable if we believe it can make the transition to profitability within a two- to three-year period. IDEC Pharmaceuticals Corp. was an example of just such a company.

One of our long-time holdings, Tyco International Ltd., came under pressure during the recent period. The media and, in our opinion, certain short-sellers questioned the company's accounting policies following the much-publicized demise of Enron Corp. (the Fund has never owned shares of Enron). We continue to have confidence in Tyco, a major manufacturing company, which has leading market positions in its respective businesses, and believe the company generates strong and growing free cash flow and sells at a very low price-to-earnings ("P/E")/4/ multiple. As was true in 1999, we again added to the Fund's position in the company during the period of price weakness.


    3 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

--------
4The P/E ratio is the price of a stock divided by its earnings per share.

Our largest sector weighting remains health care securities, with biotechnology companies encompassing one of the leading sub-sectors. Holdings in this sub-sector have continued to make excellent progress with their earnings and new product developments. Notable developments in the most recent six-month period included approvals, or the commencement of marketing, of major new products from Amgen Inc. (Aranesp, a long acting anemia treatment), IDEC Pharmaceuticals Corp. (Zevalin, the company's second approved product and the first radio-labeled isotope for the treatment of non-Hodgkins lymphoma) and Chiron Corp. (Procleix NAT, neucleic acid testing used to detect HIV and hepatitis C in the blood). Although the health care industry performed well from a business standpoint, disappointing clinical results reported by some other companies negatively impacted the stocks. ImClone Systems Inc., one of our holdings, received disappointing news when its product application for a treatment for colorectal cancer was not accepted for review by the FDA. (In October of 2001, Bristol-Myers Squibb Co. acquired 20 percent of the outstanding shares of ImClone at a price significantly above our cost.) We were disappointed with the lack of progress made by ImClone's management, but remain hopeful that with Bristol-Myers Squibb's help, ImClone will be able to bring this valuable treatment successfully to market.

We used the period of weakness in the stock market following the September attacks to significantly increase our positions in many of our holdings. In particular, we added to our financial sector holdings, including Merrill Lynch & Co., Inc., Lehman Brothers Holdings Inc. and Neuberger Berman Inc. We also added to our positions in several health care stocks including Amgen Inc. and King Pharmaceuticals, Inc. During the period, GenRad, Inc. was acquired by Teradyne, Inc., COR Therapeutics, Inc. was acquired by Millennium Pharmaceuticals, Inc., and TyCom, Ltd. was merged in a share exchange into Tyco International Ltd.

Conclusion
Following the benchmark lows in the stock market that were recorded in September, we believe that conditions were put in place for an improved equity market. While the market has rebounded from those levels, short-term interest rates remain low. Although the Fed may raise these rates modestly as the year goes by, we feel that money market yields will continue at levels that leave stocks a more attractive alternative to cash. We have always said that we like to own a portfolio of companies that can, to a large degree, control their own destinies. We think this is just as important today as when we launched the Fund nearly 19 years ago. By buying and holding companies with strong earnings and cash flow growth, we hope to be able to offer superior long-term performance for our shareholders.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. and your continued confidence in our investment strategy.

Sincerely,

/s/ Heath B. McLendon /s/ Richard A. Freeman
Heath B. McLendon     Richard A. Freeman
Chairman              Vice President and Investment Officer

March 11, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2002 and is subject to change.


    4 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

          SMITH BARNEY AGGRESSIVE GROWTH FUND at a Glance (unaudited)

 TOP TEN HOLDINGS+*

                  1. UnitedHealth Group Inc............... 6.1%
                  2. Forest Laboratories, Inc............. 5.3
                  3. IDEC Pharmaceuticals Corp............ 5.0
                  4. Weatherford International, Inc....... 4.9
                  5. Amgen Inc............................ 4.9
                  6. Lehman Brothers Holdings Inc......... 4.7
                  7. Chiron Corp.......................... 4.7
                  8. Tyco International Ltd............... 4.1
                  9. Genzyme Corp. -- General Division.... 4.1
                 10. Comcast Corp., Class A Special Shares 3.7

                           INDUSTRY DIVERSIFICATION+*


             [CHART]

Biotechnology                 15.0%
Broadcasting/Cable            13.9%
Energy                         6.3%
Financial Services            12.7%
Healthcare - Miscellaneous     3.3%
Managed Healthcare Providers   6.1%
Multi-Industry                 4.1%
Pharmaceuticals               16.3%
Semiconductors                 8.7%
Telecommunications             5.5%
Other                          8.1%

                            INVESTMENT BREAKDOWN++*


[CHART]
Repurchase Agreement    5.3%
Common Stock            94.7%


+As a percentage of total common stock.
++As a percentage of total investments.
*All information is as of February 28, 2002. Please note that Fund holdings are subject to change.


    5 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                   Net Asset Value
                 -------------------
                 Beginning    End     Income   Capital Gain      Total
    Period Ended of Period of Period Dividends Distributions Returns/(1)(2)/
    ------------------------------------------------------------------------
      2/28/02     $ 91.46   $ 83.97    $0.00       $0.00          (8.19)%+
    ------------------------------------------------------------------------
      8/31/01      110.53     91.46     0.00        0.00         (17.25)
    ------------------------------------------------------------------------
      8/31/00       67.73    110.53     0.00        0.72          64.91
    ------------------------------------------------------------------------
      8/31/99       33.78     67.73     0.00        0.88         104.42
    ------------------------------------------------------------------------
      8/31/98       41.80     33.78     0.00        1.96         (15.16)
    ------------------------------------------------------------------------
      8/31/97       28.76     41.80     0.00        0.81          49.11
    ------------------------------------------------------------------------
      8/31/96       33.53     28.76     0.00        2.37          (7.44)
    ------------------------------------------------------------------------
      8/31/95       26.76     33.53     0.00        1.37          31.95
    ------------------------------------------------------------------------
      8/31/94       23.59     26.76     0.00        0.00          13.44
    ------------------------------------------------------------------------
      8/31/93       18.94     23.59     0.00        0.00          24.55
    ------------------------------------------------------------------------
      8/31/92       20.12     18.94     0.00        0.76          (2.42)
    ------------------------------------------------------------------------
      Total                            $0.00       $8.87
    ------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)(2)/
---------------------------------------------------------------------------------
2/28/02                $ 84.73   $ 77.48    $0.00       $0.00          (8.56)%+
---------------------------------------------------------------------------------
8/31/01                 103.24     84.73     0.00        0.00         (17.93)
---------------------------------------------------------------------------------
8/31/00                  63.82    103.24     0.00        0.72          63.58
---------------------------------------------------------------------------------
8/31/99                  32.12     63.82     0.00        0.88         102.78
---------------------------------------------------------------------------------
8/31/98                  40.17     32.12     0.00        1.96         (15.90)
---------------------------------------------------------------------------------
8/31/97                  27.88     40.17     0.00        0.81          47.94
---------------------------------------------------------------------------------
8/31/96                  32.82     27.88     0.00        2.37          (8.16)
---------------------------------------------------------------------------------
8/31/95                  26.42     32.82     0.00        1.37          30.93
---------------------------------------------------------------------------------
8/31/94                  23.46     26.42     0.00        0.00          12.62
---------------------------------------------------------------------------------
Inception* -- 8/31/93    20.52     23.46     0.00        0.00          14.33+
---------------------------------------------------------------------------------
Total                                       $0.00       $8.11
---------------------------------------------------------------------------------



    6 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)(2)/
---------------------------------------------------------------------------------
2/28/02                $ 85.03   $ 77.77    $0.00       $0.00          (8.54)%+
---------------------------------------------------------------------------------
8/31/01                 103.54     85.03     0.00        0.00         (17.88)
---------------------------------------------------------------------------------
8/31/00                  63.99    103.54     0.00        0.72          63.62
---------------------------------------------------------------------------------
8/31/99                  32.19     63.99     0.00        0.88         102.87
---------------------------------------------------------------------------------
8/31/98                  40.22     32.19     0.00        1.96         (15.80)
---------------------------------------------------------------------------------
8/31/97                  27.91     40.22     0.00        0.81          47.97
---------------------------------------------------------------------------------
8/31/96                  32.84     27.91     0.00        2.37          (8.12)
---------------------------------------------------------------------------------
8/31/95                  26.42     32.84     0.00        1.37          31.01
---------------------------------------------------------------------------------
8/31/94                  23.47     26.42     0.00        0.00          12.57
---------------------------------------------------------------------------------
Inception* -- 8/31/93    21.14     23.47     0.00        0.00          11.02+
---------------------------------------------------------------------------------
Total                                       $0.00       $8.11
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)(2)/
---------------------------------------------------------------------------------
2/28/02                $ 93.38   $ 85.88    $0.00       $0.00          (8.03)%+
---------------------------------------------------------------------------------
8/31/01                 112.46     93.38     0.00        0.00         (16.97)
---------------------------------------------------------------------------------
8/31/00                  68.69    112.46     0.00        0.72          65.42
---------------------------------------------------------------------------------
8/31/99                  34.13     68.69     0.00        0.88         105.15
---------------------------------------------------------------------------------
8/31/98                  42.07     34.13     0.00        1.96         (14.86)
---------------------------------------------------------------------------------
8/31/97                  28.84     42.07     0.00        0.81          49.64
---------------------------------------------------------------------------------
Inception* -- 8/31/96    31.86     28.84     0.00        2.37         (10.13)+++
---------------------------------------------------------------------------------
Total                                       $0.00       $6.74
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)(2)/
---------------------------------------------------------------------------------
2/28/02                $ 94.67   $ 87.06    $0.00       $0.00          (8.04)%+
---------------------------------------------------------------------------------
8/31/01                 114.01     94.67     0.00        0.00         (16.96)
---------------------------------------------------------------------------------
8/31/00                  69.63    114.01     0.00        0.72          65.42
---------------------------------------------------------------------------------
8/31/99                  34.58     69.63     0.00        0.88         105.20
---------------------------------------------------------------------------------
8/31/98                  42.60     34.58     0.00        1.96         (14.86)
---------------------------------------------------------------------------------
8/31/97                  29.20     42.60     0.00        0.81          49.61
---------------------------------------------------------------------------------
8/31/96                  33.88     29.20     0.00        2.37          (7.07)
---------------------------------------------------------------------------------
8/31/95                  26.94     33.88     0.00        1.37          32.38
---------------------------------------------------------------------------------
8/31/94                  23.67     26.94     0.00        0.00          13.81
---------------------------------------------------------------------------------
Inception* -- 8/31/93    20.52     23.67     0.00        0.00          15.35+
---------------------------------------------------------------------------------
Total                                       $0.00       $8.11
---------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

    7 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/



                                    Without Sales Charges/(1)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Six Months Ended 2/28/02+   (8.19)%  (8.56)%  (8.54)%  (8.03)%  (8.04)%
-----------------------------------------------------------------------
Year Ended 2/28/02         (13.16)  (13.87)  (13.81)  (12.85)  (12.85)
-----------------------------------------------------------------------
Five Years Ended 2/28/02    21.69    20.70    20.76    22.11    22.11
-----------------------------------------------------------------------
Ten Years Ended 2/28/02     16.90      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 2/28/02  15.92    18.34    19.16    19.59++  19.69
-----------------------------------------------------------------------

                                     With Sales Charges/(3)/
                           ------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Six Months Ended 2/28/02+  (12.78)% (13.13)% (10.36)%  (8.03)%  (8.04)%
-----------------------------------------------------------------------
Year Ended 2/28/02         (17.50)  (18.18)  (15.52)  (12.85)  (12.85)
-----------------------------------------------------------------------
Five Years Ended 2/28/02    20.45    20.61    20.52    22.11    22.11
-----------------------------------------------------------------------
Ten Years Ended 2/28/02     16.30      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 2/28/02  15.60    18.34    19.02    19.59++  19.69
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (2/29/92 through 2/28/02)             376.59%
---------------------------------------------------------------
Class B (Inception* through 2/28/02)          379.74
---------------------------------------------------------------
Class L (Inception* through 2/28/02)          367.31
---------------------------------------------------------------
Class Y (Inception* through 2/28/02)          196.74++
---------------------------------------------------------------
Class Z (Inception* through 2/28/02)          433.22
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *Inception dates for Class A, B, L, Y and Z shares are October 24, 1983,
  November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 ++Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


    8 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Anual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index+
--------------------------------------------------------------------------------
                        February 1992 -- February 2002

                            [CHART]


           Smith Barney Aggressive     Russell 2500
               Growth Fund Inc.        Growth Index
               ----------------        ------------
Feb/1992             $9,500              $10,000
Aug/1992              8,097                9,335
Aug/1993             10,086               12,121
Aug/1994             11,441               12,836
Aug/1995             15,096               15,651
Aug/1996             13,974               17,701
Aug/1997             20,836               23,283
Aug/1998             17,678               19,358
Aug/1999             36,138               25,629
Aug/2000             59,596               40,013
Aug/2001             49,313               25,346
Feb/2002             45,275               24,173


+Hypothetical illustration of $10,000 invested in Class A shares on February
 29, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2002. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    9 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)              FEBRUARY 28, 2002


   SHARES                       SECURITY                           VALUE
  ------------------------------------------------------------------------------
  COMMON STOCK -- 94.7%
  Biotechnology -- 14.2%
  5,000,000 Amgen Inc.+                                       $   289,900,000
  6,500,000 Chiron Corp.+                                         282,230,000
    266,000 Genentech, Inc.+                                       12,555,200
    606,173 Genzyme Corp. -- Biosurgery Division+                   3,788,581
  5,500,000 Genzyme Corp. -- General Division+                    244,090,000
    124,257 Genzyme Corp. -- Molecular Oncology Division+           1,011,452
  2,000,000 ImClone Systems Inc.+                                  44,820,000
  1,050,000 Isis Pharmaceuticals, Inc.+                            15,403,500
    750,000 Nanogen, Inc.+                                          3,105,000
  ---------------------------------------------------------------------------
                                                                  896,903,733
  ---------------------------------------------------------------------------
  Broadcasting/Cable -- 13.1%
  6,500,000 AOL Time Warner Inc.+                                 161,200,000
  5,000,000 Cablevision Systems Corp., Class A Shares+            179,500,000
  1,500,000 Cablevision Systems Corp. -- Rainbow Media Group+      37,950,000
    100,000 Comcast Corp., Class A Shares+                          3,474,000
  6,600,000 Comcast Corp., Class A Special Shares+                223,542,000
  9,999,999 Liberty Media Corp., Class A Shares+                  127,999,987
  1,736,000 Viacom Inc., Class B Shares+                           80,810,800
  1,100,000 World Wrestling Federation Entertainment, Inc.+        14,905,000
  ---------------------------------------------------------------------------
                                                                  829,381,787
  ---------------------------------------------------------------------------
  Business Services -- 0.0%
    200,000 The Source Information Management Co.+                    870,000
  ---------------------------------------------------------------------------
  Computer Hardware -- 1.8%
  8,595,000 Maxtor Corp.+                                          61,454,250
  6,000,000 Quantum Corp.+                                         53,400,000
  ---------------------------------------------------------------------------
                                                                  114,854,250
  ---------------------------------------------------------------------------
  Computer Software/Internet -- 0.6%
     30,000 Juniper Networks, Inc.+                                   279,600
    340,400 Microsoft Corp.+                                       19,858,936
    785,500 RSA Security Inc.+                                      7,477,960
    650,000 Verity, Inc.+                                           8,541,000
  ---------------------------------------------------------------------------
                                                                   36,157,496
  ---------------------------------------------------------------------------
  Diversified Technology -- 0.3%
    350,000 Drexler Technology Corp.+                               6,944,000
    689,000 Excel Technology, Inc.+                                11,506,300
  ---------------------------------------------------------------------------
                                                                   18,450,300
  ---------------------------------------------------------------------------
  Drug Delivery/Testing -- 0.9%
    200,000 Albany Molecular Research, Inc.+                        5,550,000
  1,500,000 Alkermes, Inc.+                                        37,455,000
    599,500 AP Pharma, Inc.+                                        1,318,900
  1,815,000 Cygnus, Inc.+                                           7,568,550
    200,000 Tularik Inc.+                                           3,600,000
  ---------------------------------------------------------------------------
                                                                   55,492,450
  ---------------------------------------------------------------------------
  Electronics - Military -- 1.9%
  1,100,000 L-3 Communications Holdings, Inc.+                    120,835,000
  ---------------------------------------------------------------------------


                      See Notes to Financial Statements.



   10 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    FEBRUARY 28, 2002


             SHARES               SECURITY                 VALUE
            --------------------------------------------------------
            Energy -- 6.0%
            1,447,500 Core Laboratories N.V.+           $ 17,731,875
            5,099,700 Grant Prideco, Inc.+                63,797,247
            6,400,000 Weatherford International, Inc.+   295,040,000
            --------------------------------------------------------
                                                         376,569,122
            --------------------------------------------------------
            Financial Services -- 12.1%
            3,000,000 Astoria Financial Corp.             89,430,000
               30,000 The Goldman Sachs Group, Inc.        2,428,200
            5,000,000 Lehman Brothers Holdings Inc.      282,500,000
            4,400,000 Merrill Lynch & Co., Inc.          210,980,000
            3,080,000 Neuberger Berman Inc.              130,037,600
            2,250,000 Roslyn Bancorp, Inc.                45,180,000
            --------------------------------------------------------
                                                         760,555,800
            --------------------------------------------------------
            Healthcare - Miscellaneous -- 3.1%
              964,400 Biosite Inc.+                       20,098,096
              400,000 IGEN International, Inc.+           16,792,000
              820,000 IMPATH Inc.+                        28,478,600
            2,156,000 Johnson & Johnson                  131,300,400
            --------------------------------------------------------
                                                         196,669,096
            --------------------------------------------------------
            Managed Healthcare Providers -- 5.8%
            5,000,000 UnitedHealth Group Inc.            362,450,000
            --------------------------------------------------------
            Miscellaneous -- 2.1%
            4,000,000 Nasdaq-100 Index Tracking Stock+   135,120,000
            --------------------------------------------------------
            Multi-Industry -- 3.9%
            8,500,000 Tyco International Ltd.            247,350,000
            --------------------------------------------------------
            Pharmaceuticals -- 15.4%
            4,000,000 Forest Laboratories, Inc.+         318,080,000
            3,300,000 ICN Pharmaceuticals, Inc.           91,905,000
            4,800,000 IDEC Pharmaceuticals Corp.+        301,536,000
            1,850,000 King Pharmaceuticals, Inc.+         57,461,000
            5,701,000 Millennium Pharmaceuticals, Inc.+  107,064,780
              880,000 Nabi Biopharmaceuticals+             4,857,600
              362,400 Pfizer Inc.                         14,843,904
              289,931 Pharmacia Corp.                     11,901,668
            2,100,000 SICOR Inc.+                         33,600,000
            1,500,000 Vertex Pharmaceuticals Inc.+        32,715,000
            --------------------------------------------------------
                                                         973,964,952
            --------------------------------------------------------
            Semiconductors -- 8.3%
              765,000 Cabot Microelectronics Corp.+       42,105,600
            3,000,000 Cirrus Logic, Inc.+                 46,290,000
              850,000 DSP Group, Inc.+                    17,119,000
            3,280,000 Intel Corp.                         93,644,000
            6,300,000 Micron Technology, Inc.+           202,545,000
            3,300,000 RF Micro Devices, Inc.+             51,612,000
            1,000,000 SanDisk Corp.+                      14,710,000
              630,000 Standard Microsystems Corp.+        10,458,000
            1,303,640 Teradyne, Inc.+                     43,684,976
            --------------------------------------------------------
                                                         522,168,576
            --------------------------------------------------------


                      See Notes to Financial Statements.



   11 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    FEBRUARY 28, 2002


   SHARES                                                 SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 5.2%
   4,000,000 AT&T Corp.                                                                                          $   62,160,000
   7,750,000 AT&T Wireless Services Inc.+                                                                            78,197,500
   2,810,000 C-COR.net Corp.+                                                                                        40,042,500
   5,700,000 Motorola, Inc.                                                                                          74,100,000
     675,072 Nokia Oyj                                                                                               14,035,839
   2,800,000 Nokia Oyj -- Sponsored ADR                                                                              58,156,000
     500,000 Western Multiplex Corp., Class A Shares+                                                                 1,109,900
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    327,801,739
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $4,867,412,351)                                                                             5,975,594,301
-------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                                 SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
$335,906,000 Morgan Stanley Dean Witter & Co., 1.830% due 3/1/02; Proceeds at maturity -- $335,923,075;
               (Fully collateralized by U.S. Treasury Strips and Notes, 0.000% to 6.500% due 5/15/02 to 8/15/25;
               Market value -- $346,055,914) (Cost -- $335,906,000)                                                 335,906,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $5,203,318,351*)                                                                           $6,311,500,301
-------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



   12 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)  FEBRUARY 28, 2002


ASSETS:
   Investments, at value (Cost -- $5,203,318,351)                     $6,311,500,301
   Cash                                                                          295
   Receivable for Fund shares sold                                        20,987,619
   Dividends and interest receivable                                       1,027,867
------------------------------------------------------------------------------------
   Total Assets                                                        6,333,516,082
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                       20,123,530
   Distribution fees payable                                               4,529,324
   Investment advisory fee payable                                         2,872,582
   Administration fee payable                                                957,365
   Payable for Fund shares purchased                                         400,973
   Accrued expenses                                                          533,868
------------------------------------------------------------------------------------
   Total Liabilities                                                      29,417,642
------------------------------------------------------------------------------------
Total Net Assets                                                      $6,304,098,440
------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $      781,596
   Capital paid in excess of par value                                 5,364,415,344
   Accumulated net investment loss                                       (37,679,703)
   Accumulated net realized loss from security transactions             (131,600,747)
   Net unrealized appreciation of investments                          1,108,181,950
------------------------------------------------------------------------------------
Total Net Assets                                                      $6,304,098,440
------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                25,214,738
------------------------------------------------------------------------------------
   Class B                                                                25,960,133
------------------------------------------------------------------------------------
   Class L                                                                18,351,663
------------------------------------------------------------------------------------
   Class Y                                                                 2,770,312
------------------------------------------------------------------------------------
   Class Z                                                                 5,862,800
------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $83.97
------------------------------------------------------------------------------------
   Class B *                                                                  $77.48
------------------------------------------------------------------------------------
   Class L **                                                                 $77.77
------------------------------------------------------------------------------------
   Class Y (and redemption price)                                             $85.88
------------------------------------------------------------------------------------
   Class Z (and redemption price)                                             $87.06
------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $88.39
------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $78.56
------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


   13 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002


   INVESTMENT INCOME:
      Dividends                                              $    5,636,682
      Interest                                                    3,150,656
   ------------------------------------------------------------------------
      Total Investment Income                                     8,787,338
   ------------------------------------------------------------------------
   EXPENSES:
      Distribution fees (Note 2)                                 18,764,188
      Investment advisory fee (Note 2)                           17,983,363
      Administration fee (Note 2)                                 5,994,454
      Shareholder and system servicing fees                       2,986,261
      Registration fees                                             348,078
      Shareholder communications                                    215,933
      Custody                                                        95,472
      Audit and legal                                                40,821
      Directors' fees                                                17,901
      Other                                                          17,326
   ------------------------------------------------------------------------
      Total Expenses                                             46,463,797
   ------------------------------------------------------------------------
   Net Investment Loss                                          (37,676,459)
   ------------------------------------------------------------------------
   REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
      Realized Loss From Security Transactions
      (excluding short-term securities):
        Proceeds from sales                                     136,794,254
        Cost of securities sold                                 226,134,530
   ------------------------------------------------------------------------
      Net Realized Loss                                         (89,340,276)
   ------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                   1,522,582,676
        End of period                                         1,108,181,950
   ------------------------------------------------------------------------
      Decrease in Net Unrealized Appreciation                  (414,400,726)
   ------------------------------------------------------------------------
   Net Loss on Investments                                     (503,741,002)
   ------------------------------------------------------------------------
   Decrease in Net Assets From Operations                    $ (541,417,461)
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.


   14 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended February 28, 2002 (unaudited) and the Year Ended August 31, 2001

                                                        2002            2001
-----------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $  (37,676,459) $   (60,471,936)
   Net realized loss                                  (89,340,276)     (35,588,818)
   Decrease in net unrealized appreciation           (414,400,726)    (890,695,172)
----------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (541,417,461)    (986,755,926)
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                          --               --
----------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                              --               --
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                 1,588,860,602    5,916,581,894
   Net asset value of shares issued for
     reinvestment of dividends                                 --               --
   Cost of shares reacquired                         (598,458,146)  (3,668,992,126)
----------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                     990,402,456    2,247,589,768
----------------------------------------------------------------------------------
Increase in Net Assets                                448,984,995    1,260,833,842

NET ASSETS:
   Beginning of period                              5,855,113,445    4,594,279,603
----------------------------------------------------------------------------------
   End of period*                                  $6,304,098,440  $ 5,855,113,445
----------------------------------------------------------------------------------
* Includes accumulated net investment loss of:       $(37,679,703)         $(3,244)
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   15 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $59,468,085 and accumulated net realized gain of $420,269 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended February 28, 2002, the Fund paid transfer agent fees of $2,357,550 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended February 28, 2002, SSB and its affiliates received $17,875 in brokerage commissions.


   16 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2002, SSB received sales charges of approximately $8,173,000 and $3,246,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended February 28, 2002 CDSCs paid to SSB were approximately:

      Class A  Class B   Class L
---------------------------------
CDSCs $37,000 $1,647,000 $243,000
---------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended February 28, 2002, total Distribution Plan fees were as follows:

                                                Class A    Class B    Class L
-------------------------------------------------------------------------------
Distribution Plan Fees                         $2,509,444 $9,585,815 $6,668,929
-------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $992,601,872
-------------------------------------------------------------------------------
Sales                                                               136,794,254
-------------------------------------------------------------------------------

At February 28, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                   $1,853,053,085
Gross unrealized depreciation                                     (744,871,135)
-------------------------------------------------------------------------------
Net unrealized appreciation                                     $1,108,181,950
-------------------------------------------------------------------------------


   17 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At February 28, 2002, the Fund did not have any securities on loan.

6. Capital Shares

At February 28, 2002, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At February 28, 2002, total paid-in capital amounted to the following for each class:

                         Class A        Class B        Class L       Class Y     Class Z
-------------------------------------------------------------------------------------------
Total Paid-in Capital $1,546,992,775 $1,851,709,670 $1,467,649,824 $73,175,382 $425,669,289
-------------------------------------------------------------------------------------------



   18 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                   Six Months Ended               Year Ended
                                  February 28, 2002             August 31, 2001
                              -------------------------  ----------------------------
                                Shares       Amount        Shares         Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                    5,866,903  $ 516,272,289   35,503,948  $ 3,572,135,580
Shares issued on reinvestment         --             --           --               --
Shares reacquired             (1,995,819)  (172,697,684) (29,821,987)  (3,019,375,998)
--------------------------------------------------------------------------------------
Net Increase                   3,871,084  $ 343,574,605    5,681,961  $   552,759,582
--------------------------------------------------------------------------------------
Class B
Shares sold                    5,646,407  $ 458,486,532   11,090,064  $ 1,021,270,965
Shares issued on reinvestment         --             --           --               --
Shares reacquired             (2,024,005)  (161,606,163)  (3,139,116)    (285,042,647)
--------------------------------------------------------------------------------------
Net Increase                   3,622,402  $ 296,880,369    7,950,948  $   736,228,318
--------------------------------------------------------------------------------------
Class L
Shares sold                    4,548,982  $ 371,670,269    9,994,022  $   927,783,047
Shares issued on reinvestment         --             --           --               --
Shares reacquired             (1,327,332)  (106,788,546)  (1,584,507)    (143,295,349)
--------------------------------------------------------------------------------------
Net Increase                   3,221,650  $ 264,881,723    8,409,515  $   784,487,698
--------------------------------------------------------------------------------------
Class Y
Shares sold                    2,211,965  $ 191,000,465    2,026,077  $   202,593,363
Shares issued on reinvestment         --             --           --               --
Shares reacquired             (1,584,615)  (137,189,719)  (1,831,052)    (184,389,873)
--------------------------------------------------------------------------------------
Net Increase                     627,350  $  53,810,746      195,025  $    18,203,490
--------------------------------------------------------------------------------------
Class Z
Shares sold                      560,011  $  51,431,047    1,845,286  $   192,798,939
Shares issued on reinvestment         --             --           --               --
Shares reacquired               (230,220)   (20,176,034)    (373,508)     (36,888,259)
--------------------------------------------------------------------------------------
Net Increase                     329,791  $  31,255,013    1,471,778  $   155,910,680
--------------------------------------------------------------------------------------



   19 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares                           2002/(1)(2)/    2001/(2)/    2000/(2)/  1999/(2)/     1998       1997
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $91.46        $110.53      $ 67.73    $33.78    $41.80     $28.76
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.38)         (0.79)       (0.59)    (0.48)    (0.42)     (0.33)
 Net realized and unrealized gain (loss)      (7.11)        (18.28)       44.11     35.31     (5.64)     14.18
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (7.49)        (19.07)       43.52     34.83     (6.06)     13.85
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --             --        (0.72)    (0.88)    (1.96)     (0.81)
---------------------------------------------------------------------------------------------------------------
Total Distributions                              --             --        (0.72)    (0.88)    (1.96)     (0.81)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $83.97        $ 91.46      $110.53    $67.73    $33.78     $41.80
---------------------------------------------------------------------------------------------------------------
Total Return                                  (8.19)%++     (17.25)%      64.91%   104.42%   (15.16)%    49.11%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $2,117,156     $1,951,997   $1,731,025  $690,142  $296,376   $333,877
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.17%+         1.17%        1.14%     1.18%     1.21%      1.21%
 Net investment loss                          (0.87)+        (0.80)       (0.66)    (0.89)    (0.97)     (0.93)
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%             0%           1%        8%        7%         6%
---------------------------------------------------------------------------------------------------------------

Class B Shares                           2002/(1)(2)/    2001/(2)/    2000/(2)/  1999/(2)/     1998       1997
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $84.73        $103.24      $ 63.82    $32.12    $40.17     $27.88
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.67)         (1.48)       (1.23)    (0.87)    (0.66)     (0.56)
 Net realized and unrealized gain (loss)      (6.58)        (17.03)       41.37     33.45     (5.43)     13.66
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (7.25)        (18.51)       40.14     32.58     (6.09)     13.10
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --             --        (0.72)    (0.88)    (1.96)     (0.81)
---------------------------------------------------------------------------------------------------------------
Total Distributions                              --             --        (0.72)    (0.88)    (1.96)     (0.81)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $77.48        $ 84.73      $103.24    $63.82    $32.12     $40.17
---------------------------------------------------------------------------------------------------------------
Total Return                                  (8.56)%++     (17.93)%      63.58%   102.78%   (15.90)%    47.94%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $2,011,431     $1,892,775   $1,485,305  $470,141  $185,808   $197,559
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.97%+         1.99%        1.94%     2.00%     2.02%      2.01%
 Net investment loss                          (1.68)+        (1.62)       (1.47)    (1.70)    (1.78)     (1.73)
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%             0%           1%        8%        7%         6%
---------------------------------------------------------------------------------------------------------------

(1)For the six months ended February 28, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


   20 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class L Shares                           2002/(1)(2)/    2001/(2)/   2000/(2)/ 1999/(2)/ 1998/(3)/     1997
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $85.03        $103.54    $ 63.99    $32.19   $40.22     $27.91
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.66)         (1.44)     (1.24)    (0.84)   (0.68)     (0.59)
 Net realized and unrealized gain (loss)      (6.60)        (17.07)     41.51     33.52    (5.39)     13.71
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (7.26)        (18.51)     40.27     32.68    (6.07)     13.12
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --             --      (0.72)    (0.88)   (1.96)     (0.81)
------------------------------------------------------------------------------------------------------------
Total Distributions                              --             --      (0.72)    (0.88)   (1.96)     (0.81)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $77.77        $ 85.03    $103.54    $63.99   $32.19     $40.22
------------------------------------------------------------------------------------------------------------
Total Return                                  (8.54)%++     (17.88)%    63.62%   102.87%  (15.80)%    47.97%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $1,427,155     $1,286,431   $695,844  $161,784  $65,312    $77,297
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.92%+         1.94%      1.94%     1.94%    1.97%      1.97%
 Net investment loss                          (1.63)+        (1.57)     (1.46)    (1.64)   (1.73)     (1.68)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%             0%         1%        8%       7%         6%
------------------------------------------------------------------------------------------------------------

Class Y Shares                           2002/(1)(2)/    2001/(2)/   2000/(2)/ 1999/(2)/     1998      1997
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $93.38        $112.46    $ 68.69    $34.13   $42.07     $28.84
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.23)         (0.45)     (0.30)    (0.29)   (0.25)     (0.16)
 Net realized and unrealized gain (loss)      (7.27)        (18.63)     44.79     35.73    (5.73)     14.20
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (7.50)        (19.08)     44.49     35.44    (5.98)     14.04
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --             --      (0.72)    (0.88)   (1.96)     (0.81)
------------------------------------------------------------------------------------------------------------
Total Distributions                              --             --      (0.72)    (0.88)   (1.96)     (0.81)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $85.88        $ 93.38    $112.46    $68.69   $34.13     $42.07
------------------------------------------------------------------------------------------------------------
Total Return                                  (8.03)%++     (16.97)%    65.42%   105.15%  (14.86)%    49.64%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $237,924       $200,116   $219,074  $172,385  $89,675   $158,146
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.82%+         0.82%      0.82%     0.82%    0.85%      0.84%
 Net investment loss                          (0.53)+        (0.45)     (0.34)    (0.53)   (0.62)     (0.56)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%             0%         1%        8%       7%         6%
------------------------------------------------------------------------------------------------------------

(1)For the six months ended February 28, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.



   21 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class Z Shares                           2002/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)/    1998      1997
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $94.67      $114.01    $ 69.63    $34.58   $42.60    $29.20
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.24)       (0.46)     (0.32)    (0.30)   (0.28)    (0.20)
 Net realized and unrealized gain (loss)     (7.37)      (18.88)     45.42     36.23    (5.78)    14.41
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (7.61)      (19.34)     45.10     35.93    (6.06)    14.21
--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --           --      (0.72)    (0.88)   (1.96)    (0.81)
--------------------------------------------------------------------------------------------------------
Total Distributions                             --           --      (0.72)    (0.88)   (1.96)    (0.81)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $87.06      $ 94.67    $114.01    $69.63   $34.58    $42.60
--------------------------------------------------------------------------------------------------------
Total Return                                 (8.04)%++   (16.96)%    65.42%   105.20%  (14.86)%   49.61%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $510,432     $523,794   $463,032  $169,905  $42,155   $43,553
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.82%+       0.82%      0.83%     0.82%    0.85%     0.85%
 Net investment loss                         (0.53)+      (0.45)     (0.35)    (0.51)   (0.62)    (0.57)
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          2%           0%         1%        8%       7%        6%
--------------------------------------------------------------------------------------------------------

(1)For the six months ended February 28, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.



   22 Smith Barney Aggressive Growth Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH FUND INC.



          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                AND ADMINISTRATOR
          Herbert Barg                Smith Barney Fund Management LLC
          Dwight B. Crane
          Frank Hubbard               DISTRIBUTORS
          Heath B. McLendon, Chairman Salomon Smith Barney Inc.
          Jerome Miller               PFS Distributors, Inc.
          Ken Miller
          John F. White, Emeritus     CUSTODIAN
                                      State Street Bank and
          OFFICERS                      Trust Company
          Heath B. McLendon
          President and               TRANSFER AGENT
          Chief Executive Officer     Travelers Bank & Trust, fsb.
                                      125 Broad Street, 11th Floor
          Lewis E. Daidone            New York, New York 10004
          Senior Vice President and
          Treasurer                   SUB-TRANSFER AGENT
                                      PFPC Global Fund Services
          Richard A. Freeman          P.O. Box 9699
          Vice President and          Providence, Rhode Island
          Investment Officer          02940-9699

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Aggressive Growth Fund Inc.





 This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


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